UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7035 South High Tech Drive Midvale, Utah	84047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☒

Item 8.01Other Events.

On July 18, 2018, Sportsman’s Warehouse Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Seidler Equity Partners III, L.P. (“SEP III”), SK Capital Holdings, L.P. (together with SEP III, the “Selling Stockholders”) and D.A. Davidson & Co., as underwriter (the “Underwriter”), pursuant to which the Selling Stockholders agreed to sell, and the Underwriter agreed to purchase, 2,822,652 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price of $4.7763 per share (the “Offering”). The Company did not sell any shares of common stock in the Offering and will not receive any proceeds from the Offering.

The Underwriting Agreement contains the terms and conditions for the sale by the Selling Stockholders of the Shares to the Underwriter, customary representations, warranties and covenants by the Company and Selling Stockholders, indemnification and contribution obligations by each of the parties to the Underwriting Agreement, and other terms and conditions customary in agreements of this type.

On July 23, 2018, the Selling Stockholders completed the Offering by selling the Shares to the Underwriter.

The Offering was made pursuant to a prospectus supplement, dated July 18, 2018, to the prospectus, dated May 3, 2018, which was included in the Company’s shelf registration statement on Form S-3 (File No. 333-224421), filed with the Securities and Exchange Commission (the “Commission”) on April 24, 2018 and declared effective by the Commission on May 3, 2018.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this report:

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated July 18, 2018, by and among Sportsman’s Warehouse Holdings, Inc., Seidler Equity Partners III, L.P., SK Capital Holdings, L.P. and D.A. Davidson & Co.
Exhibit 5.1	Opinion of O’Melveny & Myers LLP
Exhibit 23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Kevan P. Talbot
Name:	Kevan P. Talbot
Title:	Secretary and Chief Financial Officer

Date: July 23, 2018